Exhibit 99.5

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Richard P. Johnson, the CFO of Radyne ComStream Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 to the Annual Report of Radyne ComStream Inc. on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amendment No. 1 fairly presents in all material respects the financial condition and results of operations of Radyne ComStream Inc.

Dated: May 5, 2003

/s/ Richard P. Johnson

Richard P. Johnson Chief Financial Officer

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